UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2004

                       PowerHouse Technologies Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  333-5278-NY                 94-3334052
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 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)

2694 Bishop Drive, Suite 270, San Ramon, California                94583
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:            (925) 328-1100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      On July 6, 2004, PowerHouse Technologies Group, Inc. (the "Registrant") filed a Current Report on Form 8-K (the "Original Filing") in connection with the completion of the acquisition of First Person Software, Inc. ("First Person"). This Current Report on Form 8-K/A amends and supplements the Original Filing to include the historical financial statements of First Person and pro forma information required by Item 9.01 (formerly Item 7) of Form 8-K. The Registrant is a development stage company. First Person was a development stage company through the completion of the aforementioned acquisition.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

      The audited financial statements of First Person for the two fiscal years ended March 31, 2004, and the accountant's report related thereto, which are required by paragraph (a) of Item 9.01 of Form 8-K with respect to the Registrant's acquisition of First Person, are filed as part of this Current Report on Form 8-K/A as Exhibit 99.1

      (b) Pro Forma Financial Information.

      The unaudited pro forma condensed combined financial statements of the Registrant for the fiscal year ended March 31, 2004, which are required by paragraph (b) of Item 9.01 of Form 8-K with respect to the Registrant's acquisition of First Person, are filed as part of this Current Report on Form 8-K/A as Exhibit 99.2.

      (c) Exhibits.

      Agreement and Plan of Merger, dated as of May 28, 2004, by and among the Registrant, First Person, PowerHouse Acquisition Company, LLC, Christopher Neumann, David Brett Levine, and Karl Jacob, acting solely as the shareholder representative referred to therein, hereby incorporated by reference from the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  October 15, 2004                      POWERHOUSE TECHNOLOGIES
                                             GROUP, INC.



                                             By:  /s/ Jay Elliot
                                                --------------------------------
                                                Name:   Jay Elliot
                                                Title:  Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

      2.1 Agreement and Plan of Merger, dated as of May 28, 2004, by and among the Registrant, First Person Software, Inc., PowerHouse Acquisition Company, LLC, Christopher Neumann, David Brett Levine, and Karl Jacob, acting solely as the shareholder representative referred to therein, hereby incorporated by reference from the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2004.

      99.1 The audited financial statements of First Person for the two fiscal years ended March 31, 2004.

      99.2 The unaudited pro forma condensed combined financial statements of the Registrant for the fiscal year ended March 31, 2004.